KCG Holdings, Inc. (NYSE: KCG) 3rd Quarter 2015 Earnings Presentation October 30, 2015 Exhibit 99.2

Safe Harbor Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company, LLC (“GETCO”); (ii) difficulties and delays in fully realizing cost savings and other benefits of the Mergers and the inability to manage trading strategy performance and sustain revenue and earnings growth; (iii) the sale of KCG Hotspot; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by Congress, federal and state regulators, the SRO’s and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to KCG's organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes; (viii) KCG's ability to effectively identify and manage market risk, operational and technology risk (such as the events that affected Knight on August 1, 2012), legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (x) the effects of increased competition and KCG's ability to maintain and expand market share; and (xi) the announced plan to relocate KCG’s global headquarters from Jersey City, NJ to New York, NY. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of KCG may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, KCG also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the U.S. Securities and Exchange Commission (“SEC”), including those detailed under “Certain Factors Affecting Results of Operations” in the MD&A and in “Risk Factors” in Part I, Item 1A of KCG 's Annual Report on Form 10-K for the year ended December 31, 2014, and in Part II, Item 1A of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. This information should be read in conjunction with KCG’s Consolidated Financial Statements and the Notes thereto contained in the Quarterly Report on Form 10-Q for the quarter-ended June 30, 2015, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. For additional disclosures, please see https://www.kcg.com/legal/global-disclosures. 1

3rd Quarter 2015 Summary Strong financial results driven by market conditions in U.S. equities and the performance of market making and agency trading Set a new quarterly high for market making exchange-listed U.S. equity share volume and gained approximately two percentage points in market share of retail SEC Rule 605-eligible share volume from the 2nd quarter Grew algorithmic trading U.S. equity share volume from institutional clients on a quarter-over-quarter and year-over-year basis Consolidated legacy direct-to-client market making brands Knight Link (U.S. equities), Get Direct (U.S. Treasuries) and FXMM (currencies) under the KCG Acknowledge brand Repurchased 1.2 million shares of KCG Class A Common Stock Non-GAAP pre-tax income r0se 76% year to date compared to the first nine months of 2014 while total shares outstanding declined by approximately 21% 2

KCG Financial Results

Pre-Tax Earnings (Loss) from Continuing Operations By Business Segment
(in thousands)
(unaudited)

	For the three months ended		
	September 30, 2014	June 30, 2015	**September 30, 2015**
Market Making			
Revenues	$ 166,620	$ 192,328	**$ 299,755**
Expenses	174,653	187,926	**214,336**
Pre-tax earnings (loss)	(8,033)	4,402	**85,419**
Global Execution Services			
Revenues	79,218	63,522	**69,713**
Expenses	80,882	73,459	**70,763**
Pre-tax loss	(1,664)	(9,937)	**(1,050)**
Corporate and Other			
Revenues	26,464	6,032	**7,568**
Expenses	32,002	57,611	**56,519**
Pre-tax loss	(5,538)	(51,579)	**(48,951)**
Consolidated			
Revenues	272,302	261,882	**377,036**
Expenses	287,537	318,996	**341,617**
Pre-tax earnings (loss)	$ (15,235)	$ (57,114)	**$ 35,419**

Notes:[1]

- 3rd quarter 2015 results include expenses of $34.0 million related to other real estate-related charges and a writedown of assets
- 2nd quarter 2015 results include expenses of $60.2 million related to accelerated stock-based compensation, a debt make-whole premium, a writedown of capitalized debt costs and other real estate-related charges
- 3rd quarter 2014 results include a $15.1 million net gain related to the Company's strategic investment in tradeMONSTER, which combined with OptionsHouse, as well as expenses of $10.8 million related to a reduction in workforce and other separations as well as a lease loss accrual

[1] See addendum for a reconciliation of GAAP to non-GAAP financial results.

KCG

3

Market Conditions

- A sharp rise in U.S. equity market conditions from 2Q15
  - Avg. daily consolidated U.S. equity dollar and share volume rose 12.8% and 15.3%, respectively, quarter over quarter
  - Avg. daily market-wide retail SEC Rule 605 U.S. equity share volume increased an estimated 6% qoq while ETF share volume rose 17.2%
- A slowdown in asset classes outside U.S. equities
  - Avg. daily European equity notional volume decreased 4.6% quarter over quarter while Asian equity share volume declined 1.9%
  - Avg. daily notional volume of U.S. Treasuries increased 1.8% while currencies traded on reporting venues decreased 4.5%



Market conditions in U.S. equities
8,000
6,000
4,000
2,000
$400,000
$300,000
$200,000
$100,000
Avg. daily share volume (in millions)
Avg. daily dollar volume (in $ millions)
9.4
10.3
20.4
3Q14
2Q15
3Q15
Average daily consolidated U.S. equity share volume
Average daily consolidated U.S. equity dollar volume
Average realized volatility for the S&P 500

Avg. daily volume in select securities markets	3Q14	2Q15	3Q15
Consolidated U.S. equity share volume	5.7 bn	6.4 bn	**7.3 bn**
"Retail" SEC Rule 605 U.S. equity share volume[1]	672.5 mn	722.1 mn	**762.5 mn**
ETF share volume	666.6 mn	871.1 mn	**1,021.0 mn**
Consolidated U.S. equity dollar volume	$236.1 bn	$260.3 bn	**$293.7 bn**
U.S. equity futures contracts	1.7 mn	2.4 mn	**3.3 mn**
U.S. options contracts	16.3 mn	15.3 mn	**18.1 mn**
European equity notional value traded (USD)	$46.2 bn	$57.9 bn	**$55.3 bn**
Asian equity share volume	6.2 bn	6.8 bn	**6.7 bn**
U.S. Treasury notional volume	$489.9 bn	$480.6 bn	**$490.0 bn**
U.S. corporate bond notional volume	$23.4 bn	$27.0 bn	**$24.5 bn**
Transactions under 250 bonds	11,023	12,182	**11,862**
FX notional value traded (USD) among reporting venues	$237.9 bn	$236.9 bn	**$226.2 bn**

Sources: BATS Global Markets, RegOne Solutions, Thomson Reuters, OCC, CSI, Bloomberg, Reuters, EBS, SIFMA, TRACE, MSRB; [1] 3Q15 SEC Rule 605-eligible U.S. equity share volume includes an estimate of September 2015 total based on public and proprietary data

KCG

4

The Market Making Segment

- Record revenues from U.S. equities driven by strong market conditions
  - Consolidated dollar volume 18.2% above the 3-year mean while realized volatility 68.7% higher
  - Despite continued stiff competition and market-wide retail trading activity just 0.7% above the 3-year mean, KCG gained approx. 2% market share of retail SEC Rule 605-eligible share volume quarter over quarter
  - Market-wide ETF share volume well above 3-year mean
- An aggregate revenue decline in other asset classes
  - Market-wide decreases qoq in trade volumes of European and Asian equities, currencies and certain commodities

Primary drivers of revenues from U.S. equities[1]



KCG revenue (in millions)
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
3Q14
2Q15
3Q15
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
Percentage +/- the 3-year mean
KCG revenue from U.S. equity market making
Avg. daily SEC Rule 605 U.S equity share volume
Avg. daily consolidated U.S equity dollar volume
Avg. daily consolidated U.S equity share volume
Avg. realized volatility for the S&P 500

KCG retail and total exchange-listed volume[1]



Avg. daily share volume (in millions)
1,200
1,000
800
600
400
200
0
727.3
884.8
984.9
152.1
189.0
214.1
3Q14
2Q15
3Q15
KCG avg. daily exchange-listed share volume
KCG avg. daily SEC Rule 605 U.S equity share volume

3Q15 Market Making revenue distribution[2]



86%
14%
U.S. equities
Non-U.S. equities

Sources: KCG, SEC, RegOne Solutions; [1] 3Q15 SEC Rule 605 share volume includes an estimate of September 2015 total based on public and proprietary data. [2] Revenue from market making in U.S. equities of $256.9 million in the third quarter of 2015 is a factor, along with total dollar volume during the quarter of $2.0 trillion that results in average revenue capture of 1.27 basis points. Market making in non-U.S. equities includes European and Asian equities, fixed income, currencies and commodities.

KCG 5

Market-Wide Retail Investor Flows in 3Q15 KCG’s Individual Investor Gauge represents estimated market-wide gross and net retail investor flows based on public and proprietary data derived from monthly SEC Rule 605-eligible volume. Market-wide gross retail investor flows were 3.5% below the three-year mean Market-wide net retail investor flows were 1.4% above the three-year mean 6

The Global Execution Services Segment 7 Sources: KCG, BATS Global Markets, TRACE, MSRB, Rosenblatt; 1 Represents the percentage growth from 2Q14 average daily share volume Heightened institutional trading activity drove KCG algorithmic trading and sales trading Algorithmic trading U.S. equity share volume from institutional clients grew on a quarter-over-quarter and year-over-year basis The percentage of net revenue from algorithmic trading and order routing attributable to institutional clients grew for the fourth straight quarter Steady performance of trading venues KCG BondPoint impacted by a seasonal slowdown in retail bond volume, in particular among munis

Consolidated Non-GAAP Expenses Compensation and benefits Communications and data processing Depreciation and amortization Debt interest expense Professional fees Occupancy and equipment rentals Business development Other Although compensation and benefits rose $41 million quarter over quarter due to increased bonus accruals, the comp to net revenues ratio fell to 43% in 3Q15 from 46% in 2Q15 Depreciation and amortization increased $3.1 million qoq due to accelerated real estate-related expenses during the quarter related to the corporate relocation and consolidation of occupied space Professional fees declined $1.3 million qoq, Business development decreased $1.2 million, Communications and data processing rose $1.0 million and Debt interest expense declined $0.9 million Among transaction-based expenses not included in the chart, Execution and clearance fees rose $4.9 million and Payments for order flow increased $2.2 million qoq due to a rise in KCG trade volumes 8 1 See addendum for a reconciliation of GAAP to non-GAAP financial results.

Additional Financials Consolidated Statements of Financial Condition (in millions) (unaudited) September 30, 2014 June 30, 2015 September 30, 2015 Cash and cash equivalents $ 540.5 $ 541.3 $ 628.2 Debt 422.3 495.1 495.4 Stockholders’ equity 1,485.8 1,471.2 1,475.4 Debt-to-tangible equity ratio1 0.33 0.37 0.37 Tangible book value per share1 $11.05 $14.05 $14.40 Book value per share $12.68 $15.58 $15.95 Shares outstanding including restricted stock units (in thousands) 117,167 94,420 92,508 1 Tangible book value is calculated by subtracting goodwill and intangible assets from equity. 9

Update on Depreciation & Amortization Expenses As previously disclosed, KCG has entered into agreements to relocate its global headquarters to New York City During the 3rd quarter, KCG recorded $28.8 million in other real estate-related charges associated with the relocation of corporate headquarters and consolidation of occupied space Under the updated plan, KCG expects to record going forward expenses including: Added depreciation and amortization expenses of approximately $4.5 to $5.0 million per quarter which began in the 3rd quarter of 2015 and will run through the 4th quarter of 2016 Added occupancy costs of approximately $750,000 in the 4th quarter of 2015 and $2.5 million per quarter in 2016 10

11

3 months ended September 30, 2015 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP pre-tax to non-GAAP pre-tax: GAAP income (loss) from continuing operations before income taxes $ 85,419 $ (1,050) $ (48,951) $ 35,419 Other real estate related charges - - 28,825 28,825 Writedown of assets 4,379 - 825 5,204 Non-GAAP income (loss) from continuing operations before taxes $ 89,798 $ (1,050) $ (19,301) $ 69,448 Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 12

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended June 30, 2015 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP pre-tax to non-GAAP pre-tax: GAAP income (loss) from continuing operations before income taxes $ 4,402 $ (9,937) $ (51,579) $ (57,114) Accelerated stock-based compensation 19,844 8,202 803 28,849 Debt make-whole premium - - 16,500 16,500 Writedown of capitalized debt costs - - 8,506 8,506 Other real estate related charges - - 6,237 6,327 Non-GAAP income (loss) from continuing operations before income taxes $ 24,246 $ (1,735) $ (19,443) $ 3,068 13

3 months ended September 30, 2014 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP pre-tax to non-GAAP pre-tax: GAAP loss from continuing operations before income taxes $ (8,033) $ (1,664) $ (5,538) $ (15,235) Net gain related to tradeMONSTER combination with OptionsHouse - - (15,105) (15,105) Compensation related to reduction in workforce and other employee separations 2,786 3,577 4,158 10,521 Other real estate related charges - - 301 301 Non-GAAP (loss) income from continuing operations before income taxes $ (5,247) $ 1,913 $ (16,184) $ (19,518) Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 14

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended September 30, 2015 GAAP Adjustments for non-GAAP presentation KCG non-GAAP, normalized expenses Reconciliation of GAAP expenses to KCG non-GAAP normalized expenses: Employee compensation and benefits 121,597 - 121,597 Communications and data processing 35,256 - 35,256 Depreciation and amortization 23,813 - 23,813 Debt interest expense 9,117 - 9,117 Professional fees 4,406 - 4,406 Occupancy and equipment rentals 7,472 - 7,472 Business development 1,846 - 1,846 Writedown of assets and other real estate related charges 34,029 34,029 - Other 10,841 - 10,841 Total expenses1 $ 248,377 $ 34,029 $ 214,348 15 1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended June 30, 2015 GAAP Adjustments for non-GAAP presentation KCG non-GAAP, normalized expenses Reconciliation of GAAP expenses to KCG non-GAAP normalized expenses: Employee compensation and benefits 109,471 28,849 80,622 Communications and data processing 34,240 - 34,240 Depreciation and amortization 20,726 - 20,726 Debt interest expense 9,989 - 9,989 Professional fees 5,694 - 5,694 Occupancy and equipment rentals 7,474 - 7,474 Business development 3,025 - 3,025 Other real estate and debt extinguishment charges 31,333 31,333 - Other 10,652 - 10,652 Total expenses1 $ 232,604 $ 60,182 $ 172,422 16 1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended September 30, 2014 GAAP Adjustments for non-GAAP presentation KCG adjusted, normalized expenses Reconciliation of GAAP expenses to normalized non-GAAP expenses: Employee compensation and benefits 95,307 10,521 84,786 Communications and data processing 38,576 - 38,576 Depreciation and amortization 20,298 - 20,298 Debt interest expense 7,714 - 7,714 Professional fees 7,161 - 7,161 Occupancy and equipment rentals 7,672 - 7,672 Business development 3,163 - 3,163 Writedown of assets and other real estate related charges 301 301 - Other 10,580 - 10,580 Total expenses $ 190,772 $ 10,822 $ 179,950 17 1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.